SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 13, 2003

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1110 Spring Street Silver Spring, MD	20910

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Item 5. Other Events.

     On May 13, 2003, United Therapeutics Corporation (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1, announcing that Roger Jeffs, Ph.D., its President and Chief Operating Officer, has adopted a prearranged trading plan in accordance with Securities and Exchange Commission Rule10b5-1.

Item 7. Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated May 13, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: May 13, 2003	By:	/s/ Paul A. Mahon
Name: Paul A. Mahon Title: SVP and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated May 13, 2003